Exhibit 10.26

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

This instrument and the rights and obligations evidenced hereby and any security interests or other liens securing such obligations are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement dated as of August 19, 2014 (as amended, restated, superseded, replaced, succeeded, substituted, supplemented or otherwise modified from time to time in accordance with its terms, the “Subordination Agreement”) among Mevion Medical Systems, Inc. (“Borrower”), Life Sciences Alternative Funding LLC (the “Senior Lender”), and the other parties thereto to all obligations owing by Borrower to Senior Lender (including interest, expenses and fees) as described in the Subordination Agreement. Each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

WARRANT TO PURCHASE STOCK

No. W-	August 19, 2014 (the “Effective Date”)

THIS CERTIFIES THAT, for value received, [INVESTOR], with its principal office at [ADDRESS], or its assigns (the “Holder”), is entitled to subscribe for and purchase from Mevion Medical Systems, Inc., a Delaware corporation (the “Company”), with its principal office at 300 Foster Street, Littleton, MA 01460, that number of shares (the “Shares”) of the equity securities sold in connection with the Next Qualified Financing (the “New Securities”) as is equal to [$            ]divided by eighty percent (80%) of the lowest price per share paid by investors purchasing such New Security (the “Exercise Price”), subject to adjustment as set forth herein, from the closing of the Next Qualified Financing until 5:00 P.M., Eastern time, on the earliest of (i) the seventh anniversary of the closing of the Next Qualified Financing, or (ii) immediately upon the closing of a Sale Event (as defined herein) (the “Exercise Period”).

This Warrant is being issued pursuant to the terms of the Note and Warrant Purchase Agreement, dated as the Effective Date, by and among the Company and the other parties thereto (as the same may be amended, restated or otherwise modified from time to time, the “Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Purchase Agreement and the Notes issued pursuant to the Purchase Agreement.

1. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the aggregate Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

(c) This Warrant.

The Company shall give Holder at least twenty (20) days prior written notice before the anticipated date of closing a Sale Event (the “Notice”). Upon receipt of the Notice, Holder shall promptly, but in no event later than ten (10) days prior to the anticipated closing date of the Sale Event set forth in the Notice, notify the Company whether Holder will exercise this Warrant. Such exercise shall be conditioned upon the closing of the Sale Event, as applicable.

For purposes hereof, a “Sale Event” shall be defined as the (x) consolidation or merger of the Company into or with any other entity or entities (except a consolidation or merger into a subsidiary or merger in which the Company is the surviving corporation and the holders of the Company’s voting stock outstanding immediately prior to the transaction constitute the holders of a majority of the voting stock of the subsidiary or surviving corporation outstanding immediately following the transaction), (y) the sale, transfer, lease, exclusive license or other disposition by the Company of all or substantially all its assets, or (z) the sale, exchange or transfer by the Company’s stockholders, in a single transaction or series of related transactions, of capital stock representing a majority of the voting power.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

The person in whose name any certificate or certificates for Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

If the Holder of this Warrant has not elected to exercise this Warrant prior to its expiration or the occurrence of a Sale Event, then this Warrant shall automatically (without any act on the part of the Holder) be exercised pursuant to the terms of this Warrant effective immediately prior to the expiration of the Warrant or the closing of a Sale Event to the extent such net exercise pursuant to Section 1.1 below would result in the issuance of Shares. If this Warrant is automatically exercised, the Company shall notify the Holder of the automatic exercise as soon as reasonably practicable, and the Holder shall surrender the Warrant to the Company in accordance with the terms hereof.

1.1 Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the New Security issuable hereunder is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of the New Security computed using the following formula:

X = Y (A-B)
A

Where	X =	the number of Shares to be issued to the Holder

	Y =	the number of shares of the New Security purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

	A =	the fair market value of one share of the of the New Security purchasable under the Warrant (at the date of such calculation)

	B =	Exercise Price (as adjusted to the date of such calculation)

For purposes hereof, where a public market exists for the New Securities at the time of such exercise, the fair market value of a share of the New Security shall mean the closing price of the New Security (or equivalent shares of Common Stock underlying the New Security if the New Security is not Common Stock) quoted in the over-the-counter market in which the New Security (or equivalent shares of Common Stock underlying the New Security if the New Security is not Common Stock)) is traded or the closing price quoted on any exchange or electronic securities market on which the New Security (or equivalent shares of Common Stock underlying the New Security if the New Security is not Common Stock) is listed, whichever is applicable, as published in The Wall Street Journal for the trading day immediately prior to the date of determination of fair market value. In the event that this Warrant is exercised in connection with the Company’s initial public offering (the “IPO”), the fair market value per share of the New Security shall be the product of (a) the per share offering price to the public of the IPO, and (b) the number of shares of Common Stock into which each share of the New Security is convertible at the time of such exercise. If the New Security (or equivalent shares of Common Stock underlying the New Security if the New Security is not Common Stock) is not traded on the over-the-counter market, an exchange or an electronic securities market, the fair market value shall be the price per share of the New Security that the Company could obtain from a willing buyer for shares of the New Security sold by the Company from authorized but unissued shares of the New Security, as such prices shall be determined in good faith by the Company’s Board of Directors. For the avoidance of doubt, unless otherwise exercised, the Warrant shall survive the IPO.

2. COVENANTS OF THE COMPANY.

2.1 Covenants as to Shares. The Company covenants and agrees that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of the New Security to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of the New Security shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of the New Security to such number of shares as shall be sufficient for such purposes. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock issuable upon conversion of the shares of the New Security issuable upon exercise of this Warrant, if applicable. To the extent applicable, if at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit conversion of shares of the New Security into shares of Common Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

2.2 No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

2.3 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

3. REPRESENTATIONS OF HOLDER.

3.1 Acquisition of Warrant for Investment. The Holder represents and warrants that it is acquiring the Warrant and, upon exercise of the Warrant, the Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Shares or any part thereof. The Holder further represents that it is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Act”).

3.2 Securities Are Not Registered.

(a) The Holder understands that the Warrant and the Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected.

(b) The Holder recognizes that the Warrant and the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Except as set forth in the Company’s Fourth Amended and Restated Investor Rights Agreement, dated as of January 12, 2012, as amended and as the same may be amended, restated or otherwise modified from time to time, the Holder recognizes that the Company has no obligation to register the Warrant or the Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant nor the Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three (3) month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

3.3 Disposition of Warrant and Shares.

(a) Except as set forth below, the Holder further agrees not to make any disposition of all or any part of the Warrant or Shares unless and until the disposition is in compliance with all applicable federal and state securities laws, including the Act. In any proposed sale or disposition of the Warrant or the Shares (except a sale or disposition pursuant to an effective registration statement filed under the Act, or pursuant to Rule 144 under the Act), the Holder must first notify the Company of the proposed disposition and shall furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, setting forth the basis for the proposed disposition under the Act.

(b) Notwithstanding the provisions of paragraph (a) above, no such opinion of counsel shall be necessary for a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests or to an affiliate of such partnership, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company or to an affiliate of such limited liability company, (D) an entity transferring to an affiliate, or (E) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Warrant to the same extent as if it were an original Holder hereunder.

(c) The Holder understands and agrees that all certificates evidencing the Shares to be issued to the Holder may bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.”

4. Adjustments. Subject to the expiration of this Warrant, the number and kind of Shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (other than a merger solely to effect a reincorporation of the Company into another state) (a “Reorganization”) involving the Company (other than as otherwise provided for herein or as would cause the expiration of this Warrant) in which shares of the Company’s stock are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization, and appropriate adjustment shall be made to the Exercise Price. In any such case, appropriate adjustment (as determined in good faith by the board of directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant. The Company will give Holder at least ten (10) days prior notice of the record date for any such Reorganization and at least ten (10) days prior notice of the closing of such Reorganization.

(b) Reclassification of Shares. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, conversion of all outstanding shares of the relevant class or series or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification and appropriate adjustment shall be made to the Exercise Price, all subject to further adjustment as provided herein with respect to such other shares. The Company will give Holder at least ten (10) days prior notice of the record date for any such Reclassification and at least ten (10) days prior notice of the closing of any such Reclassification.

(c) Subdivisions and Combinations. In the event that the outstanding shares of the New Security are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of preferred stock are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

(d) Redemption. If applicable, in the event that all of the outstanding shares of the New Security issuable upon exercise of this Warrant are redeemed in accordance with the Company’s certificate of incorporation, this Warrant shall thereafter be exercisable for a number of shares of the Company’s Common Stock equal to the number of shares of Common Stock that would have been received if this Warrant had been exercised in full immediately prior to such redemption and the New Security received thereupon had been simultaneously converted into Common Stock. The Company will give Holder at least ten (10) days prior notice of the record date for any such redemption and at least ten (10) days prior notice of the date on which such shares will be redeemed.

(e) Notice of Adjustments. Upon any adjustment in accordance with this Section 4, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the type and number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the type and number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

5. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of a Share by such fraction.

6. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

7. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth in this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

8. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

9. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, facsimile or electronic mail if sent during normal business hours of the recipient, if not, then on the next business day, (c) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at its address listed on the first page of this Warrant or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

10. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

11. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

MEVION MEDICAL SYSTEMS, INC.

By:
Name:
Title:

SIGNATURE PAGE TO WARRANT

NOTICE OF EXERCISE

(1) The undersigned hereby elects to purchase              shares of the New Security of Mevion Medical Systems, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) The undersigned hereby elects to purchase              shares of the New Security of the Company pursuant to the terms of the net exercise provisions set forth in Section 1.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(3) Please issue a certificate or certificates representing said shares of the New Securities (the “Shares”) in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(4) The undersigned represents and warrants that (a) it is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”) and (b) it will acquire the Shares for its own account and that the Shares are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof. The undersigned further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the Securities and Exchange Commission, all certificates evidencing any of the Shares shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.”

(Date)	(Signature)
(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
Address:	(Please Print)
(Please Print)

Dated:	, 20__

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.